
                        NEW ENGLAND ELECTRIC SYSTEM
                           (Parent Company Only)
                            Statement of Income
                     Twelve Months Ended June 30, 1997
                                (Unaudited)
                                                               (In Thousands)
Equity in earnings of subsidiaries                                  $212,844
Interest income - subsidiaries                                           754
                                                                    --------
      Total income from subsidiaries                                 213,598
Other income                                                             104
                                                                   ---------
      Total income                                                   213,702

Corporate and fiscal expenses (includes $1,764,000 for cost
 of services billed by an affiliated company)                          7,065
Federal income tax benefit                                              (434)
                                                                   ---------
      Income before interest                                         207,071
Interest                                                                 305
                                                                   ---------

      Net income                                                   $ 206,766
                                                                   =========



                      Statement of Retained Earnings


Retained earnings at beginning of period                           $ 851,389
Net income                                                           206,766
Dividends declared on common shares                                 (153,329)
                                                                   ---------
Retained earnings at end of period                                 $ 904,826
                                                                   =========

            NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES
                  Statement of Consolidated Income
                  Twelve Months Ended June 30, 1997
                             (Unaudited)
                                                            (In Thousands)
Operating revenue                                        $2,429,139
                                                                ----------
Operating expenses:
    Fuel for generation                                     373,324
    Purchased electric energy                               530,530
    Other operation                                         524,489
    Maintenance                                             131,403
    Depreciation and amortization                           240,618
    Taxes, other than income taxes                          145,063
    Income taxes                                            138,137
                                                                ----------
                                                         Total operating expenses              2,083,564
                                                                ----------
                                                         Operating income                        345,575

Other income:
    Equity in income of generating companies                  9,978
    Other income (expense), net                             (12,435)
                                                                ----------
                                                         Operating and other income              343,118
                                                                ----------

Interest:
    Interest on long-term debt                              109,638
    Other interest                                           16,562
    Allowance for borrowed funds used during construction           (2,328)
                                                                ----------
                                                         Total interest                          123,872
                                                                ----------

Income after interest                                       219,246

Preferred dividends and net gain on reacquisition
  of preferred stock                                          5,964
Minority interests                                            6,791
                                                                ----------

                                                         Net income                           $  206,491
                                                                ==========

Average common shares                                    64,949,413

Net income per average common share                           $3.18
Dividends declared per share                                  $2.36


             Statement of Consolidated Retained Earnings


Retained earnings at beginning of period                  $ 850,939
Net income                                                  206,491
Dividends declared on common shares                        (153,055)
Premium on redemption of preferred stock                        450
                                                                ---------
Retained earnings at end of period                        $ 904,825
                                                                =========


                     GRANITE STATE ELECTRIC COMPANY
                           Statement of Income
                    Twelve Months Ended June 30, 1997
                               (Unaudited)
                                                            (In Thousands)
Operating revenue                                                $67,823
                                                                 -------

Operating expenses:
   Purchased electric energy, principally from
     New England Power Company, an affiliate                      47,361
   Other operation                                                 9,333
   Maintenance                                                     2,400
   Depreciation                                                    2,426
   Taxes, other than federal income taxes                          1,791
   Federal income taxes                                            1,056
                                                                 -------
       Total operating expenses                                   64,367
                                                                 -------
       Operating income                                            3,456

Other income (expense), net                                          (74)
                                                                 -------
       Operating and other income                                  3,382
                                                                 -------

Interest:
   Interest on long-term notes                                     1,296
   Other interest                                                    458
   Allowance for borrowed funds used during
    construction - (credit)                                          (28)
                                                                 -------
       Total interest                                              1,726
                                                                 -------
       Net income                                                $ 1,656
                                                                 =======



                     Statement of Retained Earnings


Retained earnings at beginning of period                         $ 9,627
Net income                                                         1,656
Dividends declared on common stock                                (1,208)
                                                                 -------
Retained earnings at end of period                               $10,075
                                                                 =======

                     MASSACHUSETTS ELECTRIC COMPANY
                           Statement of Income
                    Twelve Months Ended June 30, 1997
                               (Unaudited)
                                                              (In Thousands)
Operating revenue                                          $1,564,299
                                                           ----------
Operating expenses:
    Purchased electric energy, principally from
      New England Power Company, an affiliate               1,131,008
    Other operation                                           210,141
    Maintenance                                                32,109
    Depreciation                                               48,358
    Taxes, other than income taxes                             30,990
    Income taxes                                               30,264
                                                           ----------
        Total operating expenses                            1,482,870
                                                           ----------
        Operating income                                       81,429

Other income (expense), net                                    (1,243)
                                                           ----------
        Operating and other income                             80,186
                                                           ----------
Interest:
    Interest on long-term debt                                 27,715
    Other interest                                              7,238
    Allowance for borrowed funds used during
     construction - credit                                       (492)
                                                           ----------
        Total interest                                         34,461
                                                           ----------

        Net income                                         $   45,725
                                                           ==========



                     Statement of Retained Earnings


Retained earnings at beginning of period                   $  154,150
Net income                                                     45,725
Dividends declared on cumulative preferred stock               (3,114)
Dividends declared on common stock                            (25,180)
                                                           ----------
Retained earnings at end of period                         $  171,581
                                                           ==========


                    NANTUCKET ELECTRIC COMPANY
                       Statement of Income
                Twelve Months Ended June 30, 1997
                           (Unaudited)
                                                         (In Thousands)
Operating revenue                                           $15,516
                                                            -------

Operating expenses:
  Purchased electric energy                                   2,144
  Fuel for generation                                         3,095
  Other operation                                             5,368
  Maintenance                                                 1,105
  Depreciation and amortization                               1,464
  Taxes, other than income taxes                                484
  Income taxes                                                  268
                                                            -------
      Total operating expenses                               13,928
                                                            -------
Operating income                                              1,588
                                                            -------

Other income:
  Allowance for equity funds used during construction           114
  Other income (expense)- net                                    19
                                                            -------
      Operating and other income                              1,721
                                                            -------

Interest:
  Interest on long-term debt                                  1,860
  Other interest                                                 94
  Allowance for borrowed funds used during construction        (732)
                                                            -------
      Total interest                                          1,222
                                                            -------

Net income                                                  $   499
                                                            =======

                  Statement of Retained Earnings

Retained earnings at beginning of period                    $   100
Net income                                                      499
                                                            -------
Retained earnings at end of period                          $   599
                                                            =======

                THE NARRAGANSETT ELECTRIC COMPANY
                       Statement of Income
                Twelve Months Ended June 30, 1997
                           (Unaudited)
                                                        (In Thousands)
Operating revenue                                             $511,190
                                                              --------
Operating expenses:
  Fuel for generation and purchased electric
    energy (principally from New England
    Power Company, an affiliate)                               304,036
  Other operation                                               71,669
  Maintenance                                                   11,802
  Depreciation                                                  25,245
  Taxes, other than federal income taxes                        37,950
  Federal income taxes                                          14,286
                                                              --------
      Total operating expenses                                 464,988
                                                              --------
      Operating income                                          46,202

Other income:
  Other income (expense), net                                     (681)
                                                              --------
      Operating and other income                                45,521
                                                              --------

Interest:
  Interest on long-term debt                                    17,104
  Other interest                                                 2,193
  Allowance for borrowed funds used during
   construction - credit                                          (101)
                                                              --------
      Total interest                                            19,196
                                                              --------

      Net income                                              $ 26,325
                                                              ========


                  Statement of Retained Earnings

Retained earnings at beginning of period                      $111,183
Net income                                                      26,325
Dividends declared on cumulative preferred stock                (2,143)
Dividends declared on common stock                             (12,741)
                                                              --------
Retained earnings at end of period                            $122,624
                                                              ========

                 NARRAGANSETT ENERGY RESOURCES COMPANY
                          Statement of Income
                   Twelve Months Ended June 30, 1997
                              (Unaudited)
                                                               (In Thousands)
Income:
  Equity in income of generating companies                          $ 6,285
  Other income (expenses) - net                                          73
                                                                    -------
    Total income                                                      6,358
                                                                    -------
Expenses:
  Operation expenses                                                     53
  Interest on long-term notes                                         2,268
  Income taxes                                                        1,269
                                                                    -------
    Total expenses                                                    3,590
                                                                    -------

    Net income                                                      $ 2,768
                                                                    =======



                     Statement of Retained Earnings


Retained earnings at beginning of period                            $   298
Net income                                                            2,768
Dividends declared on common stock                                     (750)
                                                                    -------
Retained earnings at end of period                                  $ 2,316
                                                                    =======

             NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION
                          Statement of Income
                   Twelve Months Ended June 30, 1997
                              (Unaudited)

                                                        (In Thousands)
Operating revenue                                             $9,629
                                                              ------

Operating expenses:
   Operation                                                   1,259
   Maintenance                                                   202
   Depreciation and amortization                               4,688
   Taxes, other than income taxes                                132
   Income taxes                                                  154
                                                              ------
       Total operating expenses                                6,435
                                                              ------
       Operating income                                        3,194

Other income (expense), net                                        1
                                                              ------
       Operating and other income                              3,195
                                                              ------

Interest:
   Interest on long-term debt                                  2,283
   Other interest                                                 79
                                                              ------
       Total interest                                          2,362
                                                              ------
       Net income                                             $  833
                                                              ======



                  Statement of Retained Earnings


Retained earnings at beginning of period                      $  231
Net income                                                       833
Dividends declared on common stock                              (745)
Other charges                                                    (52)
                                                              ------
Retained earnings at end of period                            $  267
                                                              ======

                 NEW ENGLAND ENERGY INCORPORATED
         Statement of Operations and Accumulated Deficit
                Twelve Months Ended June 30, 1997
                           (Unaudited)
                                                  (In Thousands)
Operating revenue:
 Sales to non-affiliates:
    Oil                                                      $  5,683
    Gas                                                        33,433
 Accrued revenue due from an affiliate                         18,906
                                                             --------
     Total operating revenue                                   58,022
                                                             --------

Operating expenses:
 Amortization                                                  50,874
 Production costs                                               4,919
 Other expenses                                                 1,221
                                                             --------
     Total operating expenses                                  57,014
                                                             --------
     Operating loss                                             1,008

Other income (expense):
 Interest expense                                              (2,294)
                                                             --------
     Loss before income taxes                                  (1,286)

Income tax expense                                               (124)
                                                             --------
     Net loss                                                  (1,410)

Accumulated deficit at beginning of period                    (24,002)
                                                             --------
Accumulated deficit at end of period                         $(25,412)
                                                             ========

         NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC.
                          Statement of Income
                   Twelve Months Ended June 30, 1997
                              (Unaudited)
                                                                                 (In Thousands)
Operating revenue                                                $40,296
                                                                 -------

Operating expenses:
  Operation                                                        5,224
  Maintenance                                                      1,198
  Depreciation and amortization                                    8,884
  Taxes, other than income taxes                                   2,951
  Income taxes                                                     5,314
                                                                 -------
      Total operating expenses                                    23,571
                                                                 -------
      Operating income                                            16,725

Other income                                                         179
                                                                 -------
      Operating and other income                                  16,904
                                                                 -------

Interest:
  Interest on long-term debt - affiliated company                  8,427
  Other interest                                                      21
                                                                 -------
      Total interest                                               8,448
                                                                 -------
      Net income                                                 $ 8,456
                                                                 =======



                     Statement of Retained Earnings


Retained earnings at beginning of period                         $   562
Net income                                                         8,456
Dividends declared on common stock                                (8,600)
                                                                 -------
Retained earnings at end of period                               $   418
                                                                 =======


              NEW ENGLAND HYDRO-TRANSMISSION CORPORATION
                          Statement of Income
                   Twelve Months Ended June 30, 1997
                              (Unaudited)

                                                        (In Thousands)
Operating revenue                                            $33,050
                                                             -------

Operating expenses:
   Operation                                                  10,049
   Maintenance                                                   132
   Depreciation                                                5,880
   Taxes, other than income taxes                              3,354
   Income taxes                                                3,198
                                                             -------
       Total operating expenses                               22,613
                                                             -------
       Operating income                                       10,437

Other income                                                      62
                                                             -------
       Operating and other income                             10,499
                                                             -------

Interest:
   Interest on long-term debt - affiliated company             5,196
   Other interest                                                 58
                                                             -------
       Total interest                                          5,254
                                                             -------
       Net income                                            $ 5,245
                                                             =======



                    Statement of Retained Earnings


Retained earnings at beginning of period                     $   248
Net income                                                     5,245
Dividends declared on common stock                            (5,015)
Premium on reacquisition of common stock                         (13)
                                                             -------
Retained earnings at end of period                           $   465
                                                             =======

                       NEW ENGLAND POWER COMPANY
                          Statement of Income
                   Twelve Months Ended June 30, 1997
                              (Unaudited)

                                                            (In Thousands)
Operating revenue, principally from affiliates                   $1,658,945
                                                                 ----------
Operating expenses:
   Fuel for generation                                              381,343
   Purchased electric energy                                        530,026
   Other operation                                                  227,397
   Maintenance                                                       82,652
   Depreciation and amortization                                     94,584
   Taxes, other than income taxes                                    67,490
   Income taxes                                                      85,917
                                                                 ----------
       Total operating expenses                                   1,469,409
                                                                 ----------
       Operating income                                             189,536

Other income:
   Equity in income of nuclear power companies                        4,962
   Other income (expense), net                                       (2,673)
                                                                 ----------
       Operating and other income                                   191,825
                                                                 ----------
Interest:
   Interest on long-term debt                                        43,474
   Other interest                                                     7,124
   Allowance for borrowed funds used during
    construction - credit                                              (975)
                                                                 ----------
       Total interest                                                49,623
                                                                 ----------

       Net income                                                $  142,202
                                                                 ==========


                     Statement of Retained Earnings

Retained earnings at beginning of period                         $  386,242
Net income                                                          142,202
Dividends declared on cumulative preferred stock                     (2,075)
Dividends declared on common stock                                 (133,835)
                                                                 ----------
Retained earnings at end of period                               $  392,534
                                                                 ==========

                    NEW ENGLAND POWER SERVICE COMPANY
                           Statement of Income
                    Twelve Months Ended June 30, 1997
                               (Unaudited)

                                                          (In Thousands)
Income:
   Services rendered to associated companies                    $195,814
   Services rendered to nonassociated companies                    1,991
   Interest income - associated companies                            433
                                                                --------
          Total income                                           198,238
                                                                --------

Expenses:
   Salaries and wages                                                       88,999
   General and administrative expenses                            99,332
   Taxes, other than income taxes                                  7,214
   Income taxes                                                                229
   Interest expense                                                  625
                                                                --------
          Total expenses                                         196,399
                                                                --------

          Net income                                                      $  1,839
                                                                ========



                     Statement of Retained Earnings


Retained earnings at beginning of period                        $    920
Net income                                                                   1,839
Dividends declared on common stock                                (1,839)
                                                                --------
Retained earnings at end of period                              $    920
                                                                ========